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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) December 18, 2002
                                           -----------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 858-486-7200
                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                                       1


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         n/a

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

NASDAQ DELISTING

         On December 17, 2002, Ontro, Inc., a California corporation ("Ontro"), was informed by the Nasdaq Listing Qualifications Panel (the "Panel") that Ontro's securities would be delisted from the Nasdaq SmallCap Market (the "Nasdaq") effective December 18, 2002. The Panel affirmed the previously announced Nasdaq Listing Qualification Staff's determinations as the bases for its determination. Ontro's securities have been trading on the National Daily Quotation Services ("pink sheets") since December 18, 2002. Ontro's press release announcing the Nasdaq delisting dated December 18, 2002 is attached hereto as Exhibit 99.2.

INVESTOR WITHDRAWAL

         On December 31, 2002, Christopher J. Reinhard informed Ontro's Board of Directors of his decision to withdraw his involvement in Ontro. As disclosed in Ontro's preliminary proxy statement filed December 24, 2002, Mr. Reinhard was authorized by Ontro's Board of Directors to assist Ontro's management in negotiations to acquire all securities held by Aura (Pvt.) Ltd., ("Aura") a Pakistani corporation and the largest holder of Ontro's securities (the "Aura Buyout"), in the event the Aura Buyout was approved by Ontro's shareholders. Ontro will revise its preliminary proxy statement filed with the United States Securities and Exchange Commission on December 24, 2002 to reflect certain developments subsequent to the filing, including but not limited to Mr. Reinhard's withdrawal. Ontro's management is in the process of seeking additional investors to fund Ontro's current and long-term operations. As of the date of this Current Report, no such individuals have been identified.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         n/a

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         99.2     Press release dated December 18, 2002

ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         n/a

                                       2


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Ontro, Inc.
                                                     a California corporation

                                                       /s/ James A Scudder
                                                       -------------------
                                                         James A. Scudder
Date: January 16, 2003                                   Chief Executive Officer

                                       3


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                                  EXHIBIT INDEX

Exhibit           Description

99.2              Press release dated December 18, 2002